UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014

Procera Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33691	33-0974674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47448 Fremont Boulevard, Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 230-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 4, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Procera Networks, Inc. (the “Company”), acting on behalf of the Company’s Board of Directors, dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of EY on the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through April 4, 2014: (1) there were no disagreements with EY on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their report; and (2) there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that EY provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter from EY, dated April 7, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Effective as of April 4, 2014, the Audit Committee, acting on behalf of the Company’s Board of Directors, appointed McGladrey LLP (“McGladrey”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2014. The Company expects that its stockholders will be asked at the 2014 annual meeting of stockholders to ratify the appointment of McGladrey as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

During the fiscal years ended December 31, 2012 and 2013 and the subsequent interim period through April 4, 2014, neither the Company nor anyone on its behalf consulted with McGladrey regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements, or (3) any matter that was either the subject of a disagreement, as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Number	Description

16.1	Letter from Ernst & Young LLP, dated April 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2014	Procera Networks, Inc.

	By:	/s/ Charles Constanti
	Name:	Charles Constanti
	Title:	Chief Financial Officer and Principal Accounting Officer

INDEX TO EXHIBITS

Number	Description

16.1	Letter from Ernst & Young LLP, dated April 7, 2014.